1st Quarter Fiscal Year 2015 Earnings Release Parker Hannifin Corporation October 28, 2014 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; the ability to realize anticipated benefits of the consolidation of the Climate and Industrial Controls Group, ability to implement successfully the Company's capital allocation initiatives, including the timing, price and execution of share repurchases ; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions & deconsolidation of subsidiaries (joint venture with GE Aviation) made within the prior four quarters and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) operating margins reported in accordance with U.S. GAAP to operating margins without the effect of restructuring expenses and, (d) earnings per diluted share reported in accordance with U.S. GAAP to earnings per diluted share without the effect of restructuring expenses. The effects of acquisitions, divestitures, currency exchange rates, the discretionary pension plan contributions and restructuring expenses are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Please visit www.PHstock.com for more information 2

Agenda 3 • CEO Highlights • Key Performance Measures & Outlook • CEO Closing Comments • Questions and Answers

Highlights 1st Quarter FY2015 • Record first quarter Sales of $3.3B • Adjusted Organic Growth of 4% • Orders increased 5% and positive across all segments • Segment Operating Margins 15.9% • 150 basis point increase YOY • Adjusted Segment Operating Margins 16.1% • Benefiting from restructuring cost savings • Strong Operating Cash Flow of $261M • Capital Allocation Actions 4

Diluted Earnings Per Share FY2015 5 * EPS Adjusted for Restructuring Activities $1.85 $1.61 FY15 Q1 FY14 Q1 As Reported EPS $1.89 $1.67 FY15 Q1* FY14 Q1* Adjusted EPS*

Influences on Adjusted Earnings Per Share 1st Quarter FY2015 vs. 1st Quarter FY2014 6 * EPS Adjusted for Restructuring Activities

Sales & Segment Operating Margin Total Parker 7 Restructuring Amounts exclude amounts reported in Other Expense FY15 $1.9M, FY14 $1.1M $ in millions 1st Quarter Full Year As Reported Adjusted for Joint Venture As Reported FY2015 % Change FY2014 FY2015 % Change FY2014 Sales As Reported 3,270$ 1.4% 3,226$ 3,270$ 2.9% 3,177$ Acquisitions 3 0.1% 3 (0.0)% Currency (23) (0.7)% (23) (0.7)% Organic Sales 3,290$ 2.0% 3,290$ 3.7 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 519$ 15.9% 465$ 14.4 % Restructuring 6 11 Adjusted Margin 525$ 16.1% 476$ 15.0%

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 1st Quarter FY2015 % Change FY2014 Sales As Reported 1,472$ 6.0% 1,388$ Acquisitions 3 0.2 % Currency (6) (0.4)% Organic Sales 1,475$ 6.2 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 264$ 18.0% 234$ 16.9 % Restructuring 0 1 Adjusted Margin 264$ 18.0% 236$ 17.0%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 1st Quarter FY2015 % Change FY2014 Sales As Reported 1,263$ (0.6)% 1,271$ Acquisitions - - % Currency (17) (1.3)% Organic Sales 1,280$ 0.7 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 190$ 15.0% 173$ 13.6 % Restructuring 6 9 Adjusted Margin 195$ 15.5% 183$ 14.4%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 1st Quarter Full Year As Reported Adjusted for Joint Venture As Reported FY2015 % Change FY2014 FY2015 % Change FY2014 Sales As Reported 535$ (5.8)% 567$ 535$ 3.1% 518$ Acquisitions - - % - - % Currency - (0.1)% - (0.1)% Organic Sales 535$ (5.7)% 535$ 3.2 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 65$ 12.2% 57$ 10.1 % Restructuring 0 1 Adjusted Margin 66$ 12.2% 58$ 11.2%

Sept 2014 June 2014 Sept 2013 June 2013 Total Parker 5%+ 4%+ 5%+ 0% Diversified Industrial North America 6%+ 6%+ 3%+ 5%- Diversified Industrial International 2%+ 4%- 5%+ 3%+ Aerospace Systems 12%+ 17%+ 11%+ 3%+ Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average

Balance Sheet Summary • Cash • Working capital • Accounts receivable • Inventory • Accounts payable 12

$261 $283 FY15 Q1 FY14 Q1 Cash Flow from Operating Activities 13 1st Quarter Full Year FY 2015 % of Sales FY 2014 % of Sales As Reported Cash Flow From Operating Activities 261 8.0% 283 8.8%

Adjusted Sales Growth vs. Prior Year Diversified Industrial North America 3% - 7% Diversified Industrial International (4%) - (1%) Aerospace Systems 2% - 3% Total Parker 0% - 3% Adjusted Segment Operating Margins Diversified Industrial North America 16.9% - 17.3% Diversified Industrial International 15.3% - 15.7% Aerospace Systems 13.3% - 13.8% Total Parker 15.7% - 16.1% Below the Line Items Corporate General & Administrative Expense, Interest and Other $470 M Tax Rate Full Year 29.0% Shares Diluted Shares Outstanding 151.1 M Earnings Per Share As Reported Range $7.20 - $7.80 Adjusted Range $7.45 - $8.05 FY2015 Guidance Adjusted EPS Increased to $7.75 Midpoint 14 FY15 Sales Growth %’s calculated from FY14 Sales adjusted for JV with GE Aviation FY15 Segment Operating Margins exclude FY15 Restructuring expenses

FY2015 Guidance Reconciliation to Prior Guidance 15 * EPS Adjusted for Restructuring Activities

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Appendix • Consolidated Statement of Income • Reconciliation of EPS to Adjusted EPS • Business Segment Information By Industry • Reconciliation of Net Sales to Adjusted Net Sales • Reconciliation of Segment Operating Margin • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Supplemental Sales Information – Global Technology Platforms • Reconciliation of Forecasted EPS

Consolidated Statement of Income 18 (Unaudited) Three Months Ended September 30, (Dollars in thousands except per share amounts) 2014 2013 Net sales 3,269,932$ 3,226,144$ Cost of sales 2,459,865 2,476,409 Gross profit 810,067 749,735 Selling, general and administrative expenses 400,840 406,930 Interest expense 20,961 20,958 Other (income), net (8,369) (2,243) Income before income taxes 396,635 324,090 Income taxes 116,464 79,770 Net income 280,171 244,320 Less: Noncontrolling interests 82 4 Net income attributable to common shareholders 280,089$ 244,316$ Earnings per share attributable to common shareholders: Basic earnings per share 1.88$ 1.64$ Diluted earnings per share 1.85$ 1.61$ Average shares outstanding during period - Basic 148,738,828 149,237,306 Average shares outstanding during period - Diluted 151,073,635 151,860,261 Cash dividends per common share .48$ .45$

Reconciliation of EPS 19 (Unaudited) Three Months Ended September 30, 2014 2013 Earnings per diluted share 1.85$ 1.61$ Adjustments: Restructuring charges 0.04 0.06 Adjusted earnings per diluted share 1.89$ 1.67$

Business Segment Information By Industry 20 (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2014 2013 Net sales Diversif ied Industrial: North America 1,471,812$ 1,387,875$ International 1,263,497 1,270,795 Aerospace Systems 534,623 567,474 Total 3,269,932$ 3,226,144$ Segment operating income Diversif ied Industrial: North America 264,236$ 234,198$ International 189,805 173,410 Aerospace Systems 65,349 57,298 Total segment operating income 519,390 464,906 Corporate general and administrative expenses 55,444 47,210 Income before interest and other 463,946 417,696 Interest expense 20,961 20,958 Other expense 46,350 72,648 Income before income taxes 396,635$ 324,090$

Reconciliation of Net Sales 21 (Unaudited) Three Months Ended September 30, % 2014 2013 Change Total net sales 3,269,932$ 3,226,144$ 1.4% Adjustments: Sales related to GE joint venture - 49,510 Adjusted total net sales 3,269,932$ 3,176,634$ 2.9% Aerospace Systems net sales 534,623$ 567,474$ (5.8%) Adjustments: Sales related to GE joint venture - 49,510 Adjusted Aerospace Systems net sales 534,623$ 517,964$ 3.2%

Reconciliation of Segment Operating Margin 22 (Unaudited) Operating income Margin As reported segment operating income 519,390$ 15.9% Adjustments: Restructuring charges 5,849 0.2% Adjusted segment operating income 525,239$ 16.1% September 30, 2014 Three Months Ended

Consolidated Balance Sheet 23 (Unaudited) (Unaudited) September 30, June 30, September 30, (Dollars in thousands) 2014 2014 2013 Assets Current assets: Cash and cash equivalents 1,092,137$ 1,613,555$ 1,945,623$ Marketable securities 945,431 573,701 - Trade accounts receivable, net 1,711,798 1,858,176 1,749,383 Non-trade and notes receivable 421,085 388,437 219,107 Inventories 1,441,439 1,371,681 1,465,431 Prepaid expenses 116,962 129,837 176,245 Deferred income taxes 147,410 136,193 123,390 Total current assets 5,876,262 6,071,580 5,679,179 Plant and equipment, net 1,755,254 1,824,294 1,833,748 Goodw ill 3,068,420 3,171,425 3,285,228 Intangible assets, net 1,130,312 1,188,282 1,280,431 Other assets 914,377 1,018,781 709,778 Total assets 12,744,625$ 13,274,362$ 12,788,364$ Liabilities and equity Current liabilities: Notes payable 702,018$ 816,622$ 1,335,339$ Accounts payable 1,192,652 1,252,040 1,130,676 Accrued liabilities 834,569 960,523 808,218 Accrued domestic and foreign taxes 158,960 223,611 180,776 Total current liabilities 2,888,199 3,252,796 3,455,009 Long-term debt 1,482,492 1,508,142 1,506,744 Pensions and other postretirement benefits 1,328,123 1,346,224 1,309,981 Deferred income taxes 89,038 94,819 107,000 Other liabilities 374,409 409,573 319,859 Shareholders' equity 6,579,003 6,659,428 6,086,861 Noncontrolling interests 3,361 3,380 2,910 Total liabilities and equity 12,744,625$ 13,274,362$ 12,788,364$

Consolidated Statement of Cash Flows 24 (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2014 2013 Cash flows from operating activities: Net income 280,171$ 244,320$ Depreciation and amortization 81,768 85,580 Stock incentive plan compensation 40,559 48,998 Gain on sale of business (5,782) - Net change in receivables, inventories, and trade payables (60,018) 16,213 Net change in other assets and liabilities (117,527) (106,293) Other, net 41,703 (6,127) Net cash provided by operating activities 260,874 282,691 Cash flows from investing activities: Acquisitions - 1,491 Capital expenditures (54,709) (56,651) Proceeds from sale of business 22,770 - Purchase of marketable securities and other investments (497,192) - Maturities and sales of marketable securities and other investments 50,528 - Other, net (2,324) 2,964 Net cash (used in) investing activities (480,927) (52,196) Cash flows from financing activities: Net payments for common stock activity (44,494) (44,905) Net (payments for) proceeds from debt (113,565) 1,269 Dividends (71,607) (67,388) Net cash (used in) financing activities (229,666) (111,024) Effect of exchange rate changes on cash (71,699) 44,740 Net (decrease) increase in cash and cash equivalents (521,418) 164,211 Cash and cash equivalents at beginning of period 1,613,555 1,781,412 Cash and cash equivalents at end of period 1,092,137$ 1,945,623$

Reconciliation of Forecasted EPS 25 (Unaudited) (Amounts in dollars) Fiscal Year 2015 Forecasted earnings per diluted share $7.20 to $7.80 Adjustments: Restructuring charges .25 Adjusted forecasted earnings per diluted share $7.45 to $8.05

Supplemental Sales Information Global Technology Platforms 26 (Unaudited) Three Months Ended Sept 30, (Dollars in thousands) 2014 2013 Net sales Diversif ied Industrial: Motion Systems 947,264$ 934,188$ Flow and Process Control 1,055,885 1,025,689 Filtration and Engineered Materials 732,160 698,793 Aerospace Systems 534,623 567,474 Total 3,269,932$ 3,226,144$